WADDELL & REED ADVISORS FUNDS

Supplement dated August 4, 2008
to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2008 and Supplemented April 1, 2008

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: Effective August 15, 2008, Mark Otterstrom is primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Otterstrom is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO). He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Municipal High Income Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Municipal High Income Fund, Inc.: Effective August 15, 2008, Michael J. Walls is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal High Income Fund, Inc. Mr. Walls is Vice President of WRIMCO and IICO. He has served as portfolio manager for another investment company managed by IICO since March 2007, and has been an employee of WRIMCO since March 1999, joining the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr. Walls holds a Certificate of General Insurance.